Scudder Cash Investment Trust

Semiannual Report
December 31, 1996

Pure No-Load(TM) Funds

A money market fund for investors seeking stability and liquidity of capital and current income.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

                               Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Portfolio Management Discussion
   6  Investment Portfolio
  10  Financial Statements
  13  Financial Highlights
  14  Notes to Financial Statements
  16  Shareholder Meeting Results
  21  Officers and Trustees
  22  Investment Products and Services
  23  How to Contact Scudder
                                    In Brief

o Scudder Cash Investment Trust provided a 4.59% 7-day net annualized yield as of December 31, 1996.

o After the Federal Reserve declined to raise interest rates in September, we increased the Fund's average maturity to capture higher yields.

o The Fund's total return for the period was 2.34%, compared with the 2.39% six-month average return of the 292 taxable money funds tracked by Lipper Analytical Services.

                         2-Scudder Cash Investment Trust

                        Letter From the Fund's President
Dear Shareholders,


     We hope you enjoy our newly redesigned shareholder report. The new format is designed to enhance the attractiveness and readability of the reports. Let us know what you think.


     This semiannual report for Scudder Cash Investment Trust covers a period of strength for both the U.S. economy and financial markets. The economy has been experiencing an expansion of record length, and while a mild recession would not be a surprise this year, there are few reasons to question the economy's long-term strength. While the markets will always surge and dip in response to short-term indicators, we believe many long-term structural factors such as deregulation, globalization, and technology are setting the stage for an extended period of global economic growth without harmful levels of inflation.


     Money market funds generally provided attractive returns during the semiannual period for those investors seeking a stable share price and an interest-paying alternative to cash. For the six months covered by this report, Scudder Cash Investment Trust's total return was 2.34%, compared with the 2.39% six-month average return of the 292 taxable money funds tracked by Lipper Analytical Services. Money funds consistently attracted assets, ending the year at approximately $910 billion in total assets, according to IBC's Money Fund Report.


     I'd like to take this opportunity to introduce you to the new Lead Portfolio Manager of Scudder Cash Investment Trust, David Wines. David joins the management team with eight years of investment experience. Robert Neff, who joined Scudder in 1972, has retired. We thank him for his many outstanding years of service, and wish him the best.


     Finally, Scudder recently launched an innovative new product called Scudder Pathway Series. Pathway Series is a collection of four distinct mutual fund portfolios -- Conservative, Growth, Balanced, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a select mix of Scudder Funds designed to help achieve a specific investment objective. For more information on this and other Scudder Fund products and services, please turn to page 22. Should you have any questions about your Fund or investments, please contact a Scudder Investor Relations representative at 1-800-225-2470, or access our Web site at http://funds.scudder.com.


     Sincerely,
     /s/David S. Lee
     David S. Lee
     President,
     Scudder Cash Investment Trust

                         3-Scudder Cash Investment Trust

                         Portfolio Management Discussion

Dear Shareholders,


The second half of 1996 provided money market investors with respectable yields, although a much anticipated increase in short-term interest rates failed to materialize. Scudder Cash Investment Trust provided a 4.59% 7-day net annualized yield as of December 31, 1996, translating into 4.69% for the same period with the reinvestment of dividends. The Fund's total return for the six-month period was 2.34%, compared with the 2.39% average return of the 292 taxable money funds tracked by Lipper Analytical Services.

                                 The Market Mood

1996 was a noteworthy year for U.S. stocks, with enthusiasm for bonds dimmed considerably as a result. While stock market investing proved rewarding, with the S&P 500 Index increasing almost 23% for the year, the ride was nothing less than turbulent. During the six months covered by this report, stock returns were on occasion hit hard by inflation fears arising from surprisingly strong economic indicators. Bond returns for the year were generally mediocre, as long-term rates ended the year higher, although fixed-income prices ratcheted down somewhat over the last six months of 1996.


Money funds provided a haven for those uncomfortable with the market's short-term gyrations, as well as for those who desired a convenient resting place for their savings. During the six-month period, $82 billion flowed into money funds overall, with industry-wide money fund assets reaching $910 billion by the end of December.


Money managers spent much of the year with their eyes on the Federal Reserve, anticipating a potential interest rate hike. As a result, many money funds defensively shortened their average maturities. Once the Federal Reserve declined to raise rates in September, sentiment shifted and money fund managers began extending maturities to capture higher yields.

                             Locating Opportunities

Scudder Cash Investment Trust's average maturity hovered in the 40-45 day range in September in anticipation of possible Federal Reserve Board action. After the Fed's September meeting, we increased the Fund's average maturity. While the defensive position prepared us for a rate increase, the tradeoff was the lost opportunity to capture the superior yields offered by longer-maturity instruments. As of December 31, the Fund's average maturity stood at 50 days.


At the close of the period, 69% of the Fund was invested in commercial paper, much of which was in the 90-day maturity range to provide attractive yields. Commercial paper with one-year maturities also provided a boost to the Fund's yield.


The remainder of the Fund's assets was principally invested in U.S. government agency obligations, and short- to medium-term notes. A small portion (2%) was invested in repurchase agreements.


We remain committed to providing a portfolio of high-quality, short-term investments in order to maintain the Fund's stable share price and provide a competitive yield. As a part of this commitment, Scudder Cash Investment Trust has decided not to renew its AAAm rating from Standard & Poor's, effective


                         4-Scudder Cash Investment Trust

February 1, 1997. Only a limited number of money market funds in the U.S. have applied for this designation, which has hindered the Fund's investment flexibility and yield. Even without the S&P rating, Scudder Cash Investment
Trust will continue to be prudently managed and focused on high quality instruments. The Fund will continue to be governed not only by Scudder's own quality guidelines, but also by strict regulations imposed by the Securities and Exchange Commission designed to promote safety and liquidity.

                                The Coming Months

Absent any unforeseen shocks, 1997 should provide investors with moderate economic growth, stable to higher stock prices, and stable to moderately lower interest rates. While always a possibility, we don't expect the Federal Reserve to lower short-term interest rates any time soon.


In this environment, we plan to favor money market securities at the longer end of the maturity spectrum in order to lock in attractive yields. Our focus will remain on quality as we select investments to maintain Scudder Cash Investment Trust's stable share price and competitive yield. We believe Scudder Cash Investment Trust remains an appropriate vehicle for meeting your short-term investment needs.

                               Shareholder Meeting
                                     Results

At the November 5, 1996 Special Meeting, shareholders elected seven Trustees of the Fund, the proposal of which appeared in your proxy statement. The selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the fiscal year ending June 30, 1997 was ratified, and a new Investment Advisory Agreement, as well as changes to certain fundamental investment policies, were approved. Please see the table entitled "Shareholder Meeting Results" on page 16 for more information.


Please call a Scudder representative at 1-800-225-2470 should you have any questions about your Fund. Thank you for choosing Scudder Cash Investment Trust.

Sincerely,
Your Portfolio Management Team

/s/David B. Wines             /s/Stephen L. Akers
David B. Wines                Stephen L. Akers

/s/Debra A. Hanson            /s/K. Sue Cote
Debra A. Hanson               K. Sue Cote

                         5-Scudder Cash Investment Trust

            Investment Portfolio as of December 31, 1996 (Unaudited)

                                                        Principal     Value ($)
                                                        Amount ($)    (Note A)
--------------------------------------------------------------------------------
Repurchase Agreements 1.7%
--------------------------------------------------------------------------------
Repurchase Agreement with Donaldson,
  Lufkin & Jenrette dated 12/31/96 at
  6.7%, to be repurchased at $18,834,008
  on 1/2/97, collateralized by a
  $17,585,000 U.S. Treasury Note, 7.75%,
  1/31/00 ..........................................    18,827,000    18,827,000

Repurchase Agreement with State Street
  Bank and Trust Company dated 12/31/96
  at 6%, to be repurchased at $5,035,678
  on 1/2/97, collateralized by a
  $4,745,000 U.S. Treasury Bond, 4.745%,
  2/15/23 ..........................................     5,034,000     5,034,000

--------------------------------------------------------------------------------
Total Repurchase Agreements (Cost $23,861,000)                        23,861,000
--------------------------------------------------------------------------------

Commercial Paper 68.5%
--------------------------------------------------------------------------------
Consumer Staples 1.0%

Consumer Specialties

Clorox Co., 5.37%*, 3/19/97 ........................    15,200,000    15,025,182
                                                                     -----------

Communications 4.3%

Telephone/Communications

Ameritech Corp., 5.19%*, 1/9/97 ....................    42,000,000    41,945,530

Ameritech Corp., 5.37%*, 2/14/97 ...................    20,000,000    19,866,748
                                                                     -----------
                                                                      61,812,278
                                                                     -----------
Financial 53.5%

Banks 10.4%

Abbey National North America, 5.5%, 11/26/97 .......    15,000,000    15,019,867

Abbey National North America, 5.5%, 11/26/97 .......    25,000,000    25,033,116

Barclays U.S. Funding Corp., 5.35%*, 2/28/97 .......    15,000,000    14,869,661

Beneficial Corp., 5.29%*, 1/29/97 ..................    35,000,000    34,851,617

Chase Bank USA, 5.55%, 11/13/97 ....................    10,000,000    10,004,167

Credit Agricole USA Inc., 4.49%*, 1/6/97 ...........    25,000,000    24,981,319

Dresdner U.S. Finance Inc., 5.31%*, 2/11/97 ........    25,000,000    24,846,217
                                                                     -----------
                                                                     149,605,964
                                                                     -----------
Insurance 3.3%

Prudential Funding Corp., 4.63%*, 1/7/97 ...........    30,000,000    29,973,000

Prudential Funding Corp., 5.32%*, 4/8/97 ...........    18,000,000    17,743,041
                                                                     -----------
                                                                      47,716,041
                                                                     -----------
Business Finance 9.5%

Ciesco L.P., 5.26%*, 1/7/97 ........................    35,000,000    34,964,252

Ciesco L.P., 5.19%*, 1/9/97 ........................    15,000,000    14,980,547

Ciesco L.P., 5.43%*, 2/6/97 ........................    20,000,000    19,889,000

Corporate Asset Funding Co. Inc., 5.39%*, 1/9/97 ...    20,000,000    19,973,099

New Center Asset Trust, 5.34%*, 1/8/97 .............    10,000,000     9,988,155


    The accompanying notes are an integral part of the financial statements.

                        6 - SCUDDER CASH INVESTMENT TRUST

                                                        Principal     Value ($)
                                                        Amount ($)    (Note A)
--------------------------------------------------------------------------------
New Center Asset Trust, 5.41%*, 2/19/97 ............    30,000,000    29,776,248

New Center Asset Trust, 5.32%*, 5/6/97 .............     7,000,000     6,872,043
                                                                     -----------
                                                                     136,443,344
                                                                     -----------
Consumer Finance 9.9%

Ford Motor Credit Corp., 5.4%*, 2/25/97 ............    30,000,000    29,750,285

General Electric Capital Corp., 5.19%*, 1/30/97 ....    25,000,000    24,892,257

General Electric Capital Corp., 5.37%*, 3/5/97 .....    30,000,000    29,716,308

Household Finance Corp., 5.28%*, 1/16/97 ...........    38,000,000    37,910,952

Pitney Bowes Credit Corp., 5.37%*, 1/15/97 .........    20,000,000    19,955,333
                                                                     -----------
                                                                     142,225,135
                                                                     -----------
Other Financial Companies 20.4%

AIG Funding Inc., 5.35%*, 1/31/97 ..................    30,000,000    29,862,306

American General Finance Corp., 5.2%*, 1/8/97 ......    35,000,000    34,959,583

Associates Corp. of North America, 4.56%*, 1/7/97 ..    12,000,000    11,989,380

Associates Corp. of North America, 5.26%*, 1/14/97 .    28,000,000    27,942,800

Associates Corp. of North America, 6.875%, 1/15/97 .     5,000,000     5,002,299

Associates Corp. of North America, 5.37%*, 3/6/97 ..    25,000,000    24,759,932

Centric Funding Corp. 5.21%*, 1/14/97 ..............    20,000,000    19,959,556

Centric Funding Corp., 5.44%*, 1/21/97 .............    30,000,000    29,905,147

Centric Funding Corp., 5.53%*, 2/18/97 .............    20,000,000    19,850,550

Matterhorn Capital Corp., 5.53%*, 1/17/97 ..........    30,000,000    29,921,798

Receivables Capital Corp., 5.46%*, 1/16/97 .........    20,000,000    19,951,555

Receivables Capital Corp., 5.59%*, 2/21/97 .........    20,000,000    19,839,666

Transamerica Finance Corp., 5.31%*, 1/22/97 ........    20,000,000    19,935,342
                                                                     -----------
                                                                     293,879,914
                                                                     -----------
Media 1.7%

Broadcasting & Entertainment

Walt Disney Co., 5.36%*, 2/20/97 ...................    25,000,000    24,811,527
                                                                     -----------
Manufacturing 1.7%

Chemicals

E.I. du Pont De Nemours & Co., 5.18%*, 1/8/97 ......    25,000,000    24,971,244
                                                                     -----------
Energy 3.5%

Oil Companies

Chevron Oil Finance Co., 5.41%*, 1/14/97 ...........    35,000,000    34,926,500

Chevron Transport Corp., 4.66%*, 1/7/97 ............    15,000,000    14,986,425
                                                                     -----------
                                                                      49,912,925
                                                                     -----------


    The accompanying notes are an integral part of the financial statements.

                        7 - SCUDDER CASH INVESTMENT TRUST

                                                        Principal     Value ($)
                                                        Amount ($)    (Note A)
--------------------------------------------------------------------------------
Utilities 2.8%

Electric Utilities

Carolina Power & Light, 5.37%*, 3/7/97 .............    21,200,000    20,993,321

Florida Power & Light Co., 5.43%*, 1/7/97 ..........    20,000,000    19,978,922
                                                                     -----------
                                                                      40,972,243
--------------------------------------------------------------------------------
Total Commercial Paper (Cost $987,380,936)                           987,375,797
--------------------------------------------------------------------------------

Certificates Of Deposit 1.0%
--------------------------------------------------------------------------------
Mellon Bank Corp., 6.13%, 9/9/97 (Cost $15,000,000)     15,000,000    15,057,135
                                                                     -----------

U. S. Government Agency Obligations 13.0%
--------------------------------------------------------------------------------
Federal Farm Credit Bank, 5.6%, 11/3/97 ............    10,000,000     9,993,700

Federal National Mortgage Association, 5.149%,
  7/14/99** ........................................    56,000,000    55,703,200

Student Loan Marketing Association, 5.66%, 2/14/97**    25,000,000    25,026,741

Student Loan Marketing Association, 5.51%, 10/30/97**   50,000,000    50,090,500

Student Loan Marketing Association, 5.14%, 7/12/99**    46,500,000    46,244,250
--------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost
  $187,504,913)                                                      187,058,391
--------------------------------------------------------------------------------

Medium-Term and Short-Term Notes 15.8%
--------------------------------------------------------------------------------
Banc One Corp., 5.56%, 3/25/97 .....................    20,000,000    19,996,093

Bank of America Illinois, 5.7%, 5/28/97 ............    15,000,000    15,003,161

Bank of New York, 5.365%, 6/10/97 ..................    10,000,000     9,995,107

FCC National Bank Note, 5.73%, 8/21/97 .............    10,000,000    10,009,707

FCC National Bank Note, 5.59%, 11/7/97 .............    31,000,000    31,021,538

Fifth Third Bancorp, 5.36%, 1/17/97 ................    25,000,000    24,999,877

Ford Motor Credit Co., 5.67%, 7/15/97 ..............     8,883,796     8,883,796

General Electric Capital Corp., 7.625%, 1/10/97 ....     5,000,000     5,002,871

General Electric Capital Corp., 5.29%, 1/13/97 .....    12,250,000    12,249,701

Huntington National Bank, 6.2%, 7/8/97 .............     5,000,000     5,014,660

Huntington National Bank, 5.85%, 9/30/97 ...........    15,000,000    15,033,683

Pittsburgh National Bank, 5.322%, 7/1/97 ...........    20,000,000    19,990,000

United States National Bank of Oregon, 5.35%, 1/17/97   25,000,000    25,000,093

United States National Bank of Oregon, 5.35%, 1/21/97   25,000,000    24,999,530
--------------------------------------------------------------------------------
Total Medium-Term and Short-Term Notes (Cost
  $227,110,335)                                                      227,199,817
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Investment Portfolio - 100.0% (Cost
  $1,440,857,184) (a)                                              1,440,552,140
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                        8 - SCUDDER CASH INVESTMENT TRUST

  (a) The cost for federal income tax purposes was $1,440,857,184. At December 31, 1996, net unrealized depreciation for all securities based on tax cost was $305,044. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $381,782 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $686,826.
    * Bond equivalent yield to maturity; not a coupon rate.
   ** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of December 31, 1996.


    The accompanying notes are an integral part of the financial statements.

                        9 - SCUDDER CASH INVESTMENT TRUST

                              Financial Statements

                       Statement of Assets and Liabilities

                       as of December 31, 1996 (Unaudited)

Assets
--------------------------------------------------------------------------------
                 Investments, at value (identified cost
                   $1,440,857,184) (Note A) .............       $ 1,440,552,140
                 Cash ...................................             2,394,580
                 Receivable for Fund shares sold ........            29,311,921
                 Interest receivable ....................             7,264,035
                 Other assets ...........................                23,950
                                                                ---------------
                 Total assets ...........................         1,479,546,626

Liabilities
--------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .......            15,474,283
                 Dividends payable ......................               375,880
                 Accrued management fee (Note B) ........               518,558
                 Other accrued expenses (Note B) ........               620,168
                                                                ---------------
                 Total liabilities ......................            16,988,889
                 ---------------------------------------------------------------
                 Net assets, at value                           $ 1,462,557,737
                 ---------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized depreciation on investments .       $      (305,044)
                 Paid-in capital ........................         1,462,862,781
                 ---------------------------------------------------------------
                 Net assets, at value                           $ 1,462,557,737
                 ---------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption
                   price per share ($1,462,557,737 /
                   1,462,616,982 outstanding shares
                   of beneficial interest, $.01 par
                   value, unlimited number of shares            ---------------
                   authorized) ..........................       $          1.00
                                                                ---------------


    The accompanying notes are an integral part of the financial statements.

                       10 - SCUDDER CASH INVESTMENT TRUST

                             Statement of Operations

                 six months ended December 31, 1996 (Unaudited)


 Investment Income
--------------------------------------------------------------------------------
                 Interest ...............................       $    39,093,332
                                                                ---------------

                 Expenses:
                 Management fee (Note B) ................             2,955,275
                 Services to shareholders (Note B) ......             2,680,345
                 Custodian and accounting fees (Note B) .               122,133
                 Trustees' fees and expenses (Note B) ...                18,085
                 Reports to shareholders ................               179,062
                 Registration fees ......................                43,628
                 Legal ..................................                23,708
                 Auditing ...............................                20,978
                 Other ..................................                 6,700
                                                                ---------------
                                                                      6,049,914
                 ---------------------------------------------------------------
                 Net investment income                               33,043,418
                 ---------------------------------------------------------------

Unrealized gain on investment transactions
--------------------------------------------------------------------------------
                 Net unrealized appreciation during the
                   period on investments ................               931,768
                 ---------------------------------------------------------------
                 Net increase in net assets resulting
                   from operations                                $  33,975,186
                 ---------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                       11 - SCUDDER CASH INVESTMENT TRUST

                       Statements of Changes in Net Assets

                                                                    Six Months
                                                                       Ended
                                                                    December 31,     Year Ended
                                                                       1996         June 30, 1996
 Increase (Decrease) in Net Assets                                  (Unaudited)
-------------------------------------------------------------------------------------------------
Operations:
Net investment income ........................................  $    33,043,418   $    68,809,419
Net unrealized appreciation on investment transactions
  during the period ..........................................          931,768           268,338
                                                                ---------------   ---------------
Net increase in net assets resulting from operations .........       33,975,186        69,077,757
                                                                ---------------   ---------------
Distributions to shareholders:
From net investment income ...................................      (33,043,418)      (68,809,419)
                                                                ---------------   ---------------
Fund share transactions in net asset value of $1.00 per share:
Shares sold ..................................................      953,959,673     1,734,972,406
Net asset value of shares issued to shareholders in
reinvestment of ..............................................       30,586,507        64,180,974
  distributions
Shares redeemed ..............................................     (910,286,088)   (1,932,327,819)
                                                                ---------------   ---------------
Net increase (decrease) in net assets from Fund share
transactions .................................................       74,260,092      (133,174,439)
                                                                ---------------   ---------------
Increase (decrease) in net assets ............................       75,191,860      (132,906,101)
Net assets at beginning of period ............................    1,387,365,877     1,520,271,978
                                                                ---------------   ---------------
Net assets at end of period ..................................  $ 1,462,557,737   $ 1,387,365,877
                                                                ---------------   ---------------


    The accompanying notes are an integral part of the financial statements.

                       12 - SCUDDER CASH INVESTMENT TRUST

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                             Six Months
                               Ended
                            December 31,
                                1996                             Years Ended June 30,
                            (Unaudited)  1996    1995    1994    1993     1992    1991    1990     1989    1988    1987
-------------------------------------------------------------------------------------------------------------------------
                               ------------------------------------------------------------------------------------------
 Net asset value, beginning of
    period                     $1.000   $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000   $1.000  $1.000
                               ------------------------------------------------------------------------------------------
 Net investment income .......   .023     .048     .048    .027    .027    .047     .069    .080    .082     .064    0.56
 Distributions from net
    investment income and net
    realized capital gains ...  (.023)   (.048)   (.048)  (.027)  (.027)  (.047)   (.069)  (.080)  (.082)   (.064)  (.056)
                               ------------------------------------------------------------------------------------------
 Net asset value, end of
    period                     $1.000   $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000   $1.000  $1.000
-------------------------------------------------------------------------------------------------------------------------
 Total Return (%) ............  2.34**   4.89     4.90    2.77    2.75    4.76     7.13    8.23    8.49     6.59    5.71
 Ratios and Supplemental Data
 Net assets, end of period ...  1,463    1,387    1,520   1,430   1,119   1,361    1,736   1,644   1,563    1,370   1,144
    ($ millions)
 Ratio of operating expenses .   .84*      .83      .78     .82     .78     .70      .66     .67     .66      .68     .68
    to average daily net
    assets (%)
 Ratio of net investment .....  4.60*     4.79     4.84    2.78    2.72    4.58     6.91    7.93    8.21     6.44    5.55
    income to average daily
    net assets (%)

*  Annualized
** Not annualized


                       13 - SCUDDER CASH INVESTMENT TRUST

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which have remaining maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. Portfolio securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the calculated mean between the over-the-counter bid and asked prices, using quotations supplied by independent registered broker/dealers. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. Other securities are appraised at fair value as determined in good faith by or on behalf of the Trustees of the Fund. Repurchase agreements are valued at identified cost which, when combined with accrued interest receivable, approximates market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to the shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis (which in most instances is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.


                       14 - SCUDDER CASH INVESTMENT TRUST

                               B. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the six months ended December 31, 1996, the fee pursuant to the Agreement amounted to $2,955,275 which was equivalent to an annual effective rate of .41% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by SSC aggregated $1,453,990, of which $240,983 is unpaid at December 31, 1996.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1996, the amount charged to the Fund by STC aggregated $766,315, of which $138,410 is unpaid at December 31, 1996.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months December 31, 1996, the amount charged to the Fund by SFAC aggregated $52,083, of which $8,742 is unpaid at December 31, 1996.

The Fund pays each Trustee not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1996, Trustees' fees and expenses aggregated $18,085.


                       15 - SCUDDER CASH INVESTMENT TRUST

                           Shareholder Meeting Results

A special meeting of shareholders of Scudder Cash Investment Trust was held on Tuesday, November 5, 1996, at the offices of Scudder, Stevens & Clark, Inc., 13th floor, Two International Place, Boston, MA. The five matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of seven Trustees to hold office until their respective successors shall have been duly elected and qualified.

        Trustee:                             Number of Votes:
        --------                             ----------------
                               For            Withheld        Broker Non-Votes*
                               ---            --------        -----------------
David S. Lee               739,021,552       14,413,967               0
Henry P. Becton            736,041,874       17,393,644               0
E. Michael Brown           739,370,086       14,065,433               0
Dawn-Marie Driscoll        738,559,531       14,875,988               0
Peter B. Freeman           739,504,611       13,930,908               0
Dudley H. Ladd             736,085,274       17,350,245               0
George M. Lovejoy          739,327,176       14,108,342               0

2. Ratification or rejection of the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending June 30, 1997.

                                Number of Votes:
                                ----------------

            For              Against         Abstain        Broker Non-Votes*
            ---              -------         -------        -----------------
        729,029,245         8,246,933       16,159,340              0

3. Approval or disapproval of the amendment of the Fund's Amended and Restated Declaration of Trust.

            For              Against         Abstain        Broker Non-Votes*
            ---              -------         -------        -----------------
        691,679,109        33,609,925       28,081,525           64,959

4. Approval or disapproval of a new Investment Advisory Agreement between the Fund and Scudder, Stevens & Clark, Inc.

            For              Against         Abstain        Broker Non-Votes*
            ---              -------         -------        -----------------
        701,186,011        26,292,286       25,957,221              0

                        16-Scudder Cash Investment Trust

5. Approval or disapproval of the amendment and/or addition of certain fundamental investment policies.

      A. Amendments to the Fund's investment restriction with respect to borrowing;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        701,232,212         51,931,497       206,851             64,959

      B. Amendments to the Fund's investment restriction with respect to investments in real estate;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        695,023,883         58,168,239       178,437             64,959

      C. Amendment to the Fund's investment restriction relating to underwriting securities;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        703,279,458         49,912,664       178,437             64,959

      D. Reclassification of and amendment to the Fund's investment restriction relating to repurchase agreements;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        699,938,441         53,253,681       178,437             64,959

      E. Elimination of the Fund's investment restriction relating to the Fund's participation in a trading account in securities;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        701,975,507         51,216,614       178,437             64,959

      F. Reclassification of and amendments to the Fund's investment restriction with respect to investments in securities of issuers in which management of the Fund or Scudder owns securities;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        697,379,713         55,812,409       178,437             64,959

      G. Reclassification of and amendment to the Fund's investment restriction with respect to margin transactions;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        693,474,820         59,717,302       178,437             64,959

                        17-Scudder Cash Investment Trust

      H. Amendment to the Fund's investment restriction regarding the issuance of senior securities;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        700,868,298         52,323,824       178,437             64,959

      I. Reclassification of and amendments to the Fund's investment restriction with respect to investments in issuers that have been in operation for less than three years;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        700,194,980         52,997,142       178,437             64,959

      J. Elimination of the Fund's investment restriction with respect to purchasing common stock or other voting securities;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        698,391,955         54,800,167       178,437             64,959

      K. Amendments to the Fund's investment restriction with respect to concentration of its assets;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        702,940,953         50,251,169       178,437             64,959

      L. Elimination of the Fund's investment restriction which prohibits investing for the purpose of controlling another company;

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        701,203,068         51,989,053       178,437             64,959

      M. Amendments to the Fund's investment restriction with respect to diversification.

            For               Against        Abstain        Broker Non-Votes*
            ---               -------        -------        -----------------
        702,248,229         50,943,893       178,437             64,959

--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                        18-Scudder Cash Investment Trust

                      This Page intentionally left blank.

                        19-Scudder Cash Investment Trust

                      This Page intentionally left blank.

                        20-Scudder Cash Investment Trust

                              Officers and Trustees

David S. Lee*
President and Trustee

Dudley H. Ladd*
Vice President and Trustee

E. Michael Brown*
Trustee

Henry P. Becton, Jr.
Trustee; President and
General Manager, WGBH
Educational Foundation

Dawn-Marie Driscoll
Trustee; Attorney and
Corporate Director

Peter B. Freeman
Trustee; Corporate
Director and Trustee

George M. Lovejoy, Jr.
Trustee; President and
Director, Fifty Associates

Stephen L. Akers*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

David Wines*
Vice President

                        *Scudder, Stevens & Clark, Inc.

                        21-Scudder Cash Investment Trust

                        Investment Products and Services

The Scudder Family of Funds+++

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
------------

   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Quality Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

Retirement Programs
-------------------
   IRA
   SEP IRA
   SIMPLE IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed from expected least to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states.
+++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        22-Scudder Cash Investment Trust

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
         For existing account services and transactions
           Scudder Investor Relations -- 1-800-225-5163

         For 24 hour account information, fund information, exchanges, and an overview of all the services available to you
           Scudder Electronic Account Services -- http://funds.scudder.com

         For information about your Scudder accounts, exchanges and redemptions

           Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
         For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions
           Scudder Investor Relations -- 1-800-225-2470
                                      Investor_Relations@scudder.com

           Scudder's World Wide Web Site -- http://funds.scudder.com

         For establishing 401(k) and 403(b) plans
           Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
         To receive information about this discount brokerage service and to obtain an application
           Scudder Brokerage Services* -- 1-800-700-0820

Please address all correspondence to
--------------------------------------------------------------------------------
          The Scudder Funds
          P.O. Box 2291
          Boston, Massachusetts
          02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
         Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

           Boca Raton            Chicago               San Francisco
           Boston                New York

        For information on Scudder Treasurers Trust(TM), an institutional cash management service for corporations, non-profit organizations and trusts which utilizes certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call:
        1-800-541-7703.

        For information on Scudder Institutional Funds**, funds designed to meet the broad investment management and service needs of banks and other institutions, call:
        1-800-854-8525.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.
** Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

                        23-Scudder Cash Investment Trust

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

Shares of Scudder Cash Investment Trust are not insured or guaranteed by the U.S. Government. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER